UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Aptose Biosciences Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)

NOTICE AND PROXY STATEMENT

FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 15, 2024

JULY  , 2024

Aptose Biosciences Inc.

Notice of Special Meeting of Shareholders

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of Aptose Biosciences Inc. (the “Corporation”) will be held on August 15, 2024 at 1:00 p.m. (Eastern time). The Meeting will be conducted as an online only meeting. There will be no physical location for shareholders and duly appointed proxyholders to attend. Shareholders and duly appointed proxyholders are invited to attend by live webcast accessible directly online at web.lumiagm.com/     , where they will be able to listen, vote, and submit questions during the Meeting.

What the Meeting is About

The following items of business will be covered at the Meeting:

1.

Proposal No. 1 – passing a resolution, the full text of which is set forth in the Proxy Statement, approving the issuance of common shares of the Corporation underlying certain warrants (“Warrant Shares”); and

2.

Proposal No. 2 – passing a resolution, the full text of which is set forth in the Proxy Statement, approving one or more adjournments of the Meeting, if necessary or appropriate, if a quorum is present, to permit further solicitation of proxies if there are not sufficient votes at the time of the Meeting to approve Proposal No. 1; and

3.	transacting such other business as may be properly brought before the Meeting.

The Shareholders may also consider other business that properly comes before the Meeting or any adjournment of the Meeting. The Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

You have the right to vote.

You are entitled to receive notice of and vote at the Meeting, or any adjournment, if you are a holder of common shares in the capital of the Corporation (“Shares”) at the close of business on July 15, 2024.

You have the right to vote your Shares on items 1 and 2 listed above and any other items that may properly come before the Meeting or any adjournment.

The Notice of Meeting, Proxy Statement and the form of proxy will be mailed to you on or around July 22, 2024. Detailed instructions regarding Shareholders’ voting process are also available on our website at https://www.aptose.com/investors/news-events/ir-calendar.

Your vote is important.

If you are not able to attend the Meeting, please exercise your right to vote by signing and returning the enclosed form of proxy to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Canada M5J 2Y1, so as to arrive not later than 1:00 p.m. (Toronto time) on August 13, 2024 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

William G. Rice, Ph.D.

Chairman, President and Chief Executive Officer

July  , 2024

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY

MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE

HELD ON AUGUST 15, 2024.

Our Notice of the Special Meeting of Shareholders, Proxy Statement to Shareholders is available on the Corporation’s website at https://www.aptose.com/investors/news-events/ir-calendar.

Copies are also available upon written request to the Senior Vice President, Chief Financial Officer, Chief Business Officer and Corporate Secretary (i) at our principal executive and registered office located at 66 Wellington Street West, Suite 5300, TD Bank Tower Box 48, Toronto ON M5K 1E6; or (ii) at our executive headquarters located at Suite 120, 12770 High Bluff Drive, San Diego, California, 92130.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

The information contained in this proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by Aptose Biosciences Inc. (the “Corporation”, “Aptose”, “we” or “our”) to be used at the special meeting (the “Meeting”) of holders (the “Shareholders”) of common shares (the “Shares”) of the Corporation to be held on August 15, 2024 at 1:00 p.m. (Eastern time) and at all adjournments thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”). The Meeting will be held online at web.lumiagm.com/     . There will be no physical location for Shareholders and duly appointed proxyholders to attend.

The information contained in this Proxy Statement is given as at July  , 2024 except where otherwise noted. All references to “dollar” or the use of the symbol “$” are to United States dollars and use of the symbol “CA$” refers to Canadian dollars, unless otherwise indicated.

In order to maintain its listing on Nasdaq, the Corporation effected a reverse stock split on a fifteen (15) to one (1) Share basis, and the Shares commenced trading on a post-reverse stock split basis at market open on Tuesday, June 6, 2023. All Share and per Share amounts have been adjusted retroactively to reflect the reverse stock split as if it had occurred at the beginning of the earliest period presented.

QUESTIONS ABOUT THE SPECIAL MEETING

AND VOTING YOUR SHARES

What are the date, time and place of the Meeting?

The Meeting will be held on August 15, 2024 at 1:00 p.m. (Eastern time). The Meeting will be held online at web.lumiagm.com/     . There will be no physical location for Shareholders and duly registered proxyholders to attend. The online Meeting will be accessible 15 minutes before the start time.

How can I access the Meeting virtually?

To participate in the Meeting virtually, visit web.lumiagm.com/     . Registered Shareholders and duly appointed and registered proxyholders will be able to listen, vote and ask questions via the virtual meeting platform. It is to be noted, however, that questions cannot be submitted prior to the Meeting. Non-registered Shareholders who have not appointed themselves as proxyholders will only be able to attend the online Meeting as “Guests” and will not be able to vote or ask questions at the Meeting. To access the Meeting virtually, registered Shareholders and duly appointed proxyholders will need an Internet connection and an Internet-connected device (such as a desktop, laptop, tablet or cell phone) running the most updated version of applicable software and plugins. The virtual meeting platform is fully supported across browsers (Microsoft Edge, Chrome, Firefox and Safari). Participants in the online Meeting must be connected to Internet at all times during the Meeting in order to vote when balloting commences. A summary of the information Shareholders will need to attend the Meeting virtually is provided below:

1.	Registered Shareholders and duly appointed proxyholders can participate in the Meeting virtually by clicking “I have a login” and entering a Username and Password before the start of the Meeting.

a.	Registered Shareholders – The 15-digit control number located on the form of proxy or in the email notification you received is the Username and the Password is “ ”.

b.

Duly appointed proxyholders – Following the registration of the proxyholder with Computershare Investor Services Inc. (“Computershare”), Computershare will provide the proxyholder with a Username after the voting deadline has passed. The Password to the online Meeting is “    ”.

2.

Voting at the Meeting will only be available for registered Shareholders and duly appointed and registered proxyholders. Non-registered Shareholders who have not appointed themselves may attend the Meeting virtually by clicking “I am a guest” and completing the online form. This will allow them to listen to the online Meeting; however, they will not be able to vote or submit questions.

3.

Registered Shareholders who use a 15-digit control number to login to the online Meeting and who accept the terms and conditions will be revoking any and all previously submitted proxies. However, in such a case, registered Shareholders will be provided the opportunity to vote by ballot on the matters put forth at the Meeting. If registered Shareholders do not wish to revoke all previously submitted proxies, they should not accept the terms and conditions, in which case they can only enter the online Meeting as a guest.

If you attend the Meeting virtually, it is important that you remain connected to the internet at all times during the online Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You will be able to access the online Meeting 15 minutes before the start time and should allow ample time for online check-in, which will begin at 1:00 p.m. (Eastern time) on August 15, 2024.

Why is the Meeting held virtually?

By conducting our Meeting online, the Board aims to provide Shareholders a convenient opportunity to participate in the Meeting without incurring significant travel costs or being restricted by time constraints.

The format of the Meeting has been designed to ensure that Shareholders who attend the Meeting online will be afforded the same rights and opportunities to participate as they have in previous special shareholders’ meetings. Directors will also attend the Meeting via the virtual platform.

Can I submit questions prior or at the Meeting?

Registered Shareholders and duly appointed and registered proxyholders can ask questions during the online Meeting via the virtual meeting platform. It is to be noted, however, that questions cannot be submitted prior to the Meeting. Questions pertinent to the Meeting matters will be answered at a designated time during the Meeting, subject to time constraints. The chair of the Meeting reserves the right to edit or reject questions it deems irrelevant to meeting matters, profane or inappropriate.

The chair of the Meeting has broad authority to conduct the Meeting in an orderly manner. To ensure the Meeting is conducted in a manner that is fair to all Shareholders, the chair of the Meeting may exercise its discretion in recognizing Shareholders who wish to participate, in determining the order in which questions are answered, and the amount of time devoted to each question. However, consistent with prior special shareholders’ meetings, questions submitted in accordance with the rules of conduct generally will be addressed in the order received during the allotted time for questions.

Who can vote at the Meeting?

Only Shareholders as of the close of business on the record date, being July 15, 2024, are entitled to receive notice of and vote on matters to be presented at the Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement and the accompanying form of proxy.

At the close of business on the record date,     Shares were issued and outstanding.

Each Shareholder is entitled to one vote per Share held on all matters to come before the Meeting. Shares of Aptose are the only securities of Aptose which will have voting rights at the Meeting.

What is the quorum for the Meeting?

The presence at the opening of the Meeting of two persons who are entitled to vote either as Shareholders or as proxyholders and holding or representing not less than 33 1⁄3% of the outstanding Shares entitled to vote at the Meeting as of the record date will constitute a quorum for the transaction of business at the Meeting. In general, Shares represented by a properly signed and returned form of proxy, or properly voted by Internet or telephone, or voted by your broker will be counted as Shares present and entitled to vote at the Meeting for purposes of determining a quorum. Shares represented by proxies marked “Abstain” and “broker non-votes” are also counted in determining whether a quorum is present.

What does it mean to vote by proxy?

Voting by proxy means that you are giving the person or people named on your form of proxy (the “proxyholder”) the authority to vote your Shares for you at the Meeting or any adjournment. A form of proxy is included with this Proxy Statement.

The management representatives named on the form of proxy will vote your Shares for you, unless you appoint someone else to be your proxyholder. You have the right to appoint a person to represent you at the Meeting other than the persons named on the form of proxy. If you appoint someone else, he or she must be present at the Meeting to vote your Shares. If you want to appoint someone else, you can insert that person’s name in the blank space provided in the form of proxy. That other person does not need to be a Shareholder of the Corporation.

If you are voting your Shares by proxy, our transfer agent, Computershare, must receive your completed form of proxy by 1:00 p.m. (Eastern time) on August 13, 2024 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

What’s the difference between registered and non-registered (beneficial) Shareholders?

The voting process is different depending on whether you are a registered or non-registered (beneficial) Shareholder:

Registered Shareholders

You are a registered Shareholder if your name appears on your Share certificate or in the registers of the Corporation maintained by Computershare. Your form of proxy tells you whether you are a registered Shareholder. We mail copies of the Notice of Meeting, this Proxy Statement and the form of proxy (collectively, the “proxy materials”) directly to registered Shareholders. We have previously mailed our annual report to all registered Shareholders.

Non-Registered (or Beneficial) Shareholders

You are a non-registered (or beneficial) Shareholder if your bank, trust company, securities broker or other financial institution holds your Shares for you (as your nominee). For most of you, your voting instruction form or proxy tells you whether you are a non-registered (or beneficial) Shareholder.

In accordance with Canadian securities law and SEC rules, we have distributed copies of the proxy materials and the annual report to CDS Clearing and Depository Services Inc. and intermediaries (such as securities brokers or financial institutions) for onward distribution to those non-registered or beneficial Shareholders to whom we have not sent the proxy materials and the annual report directly.

The intermediaries are required to forward proxy materials and the annual report to non-registered or beneficial Shareholders unless a non-registered or beneficial Shareholder has waived the right to receive them. Very often, intermediaries will use a service company such as Broadridge Investor Communication Solutions to forward the proxy materials to non-registered or beneficial Shareholders.

How do I vote?

Most non-registered or beneficial Shareholders who have not waived the right to receive proxy materials will receive a voting instruction form (“VIF”). Registered Shareholders will, and some non-registered (beneficial) Shareholders may receive a form of proxy. Shareholders should follow the additional procedures set out below, depending on what type of form they receive. Detailed instructions regarding Shareholders’ voting process are also available on the Investors page of our website at https://www.aptose.com/investors/news-events/ir-calendar.

1.

Voting Instruction Form. If the non-registered Shareholder does not wish to attend and vote at the Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form, so that the intermediary may vote on the non-registered Shareholder’s behalf.

If a non-registered Shareholder wishes to attend and vote at the Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must complete, sign and return the VIF in accordance with the directions provided. If the non-registered Shareholder wishes to attend and vote at the Meeting, they must appoint themselves as proxyholder. Otherwise, the non-registered Shareholder will only be able to attend the Meeting as a “Guest”, and will not be able to vote or ask questions at the Meeting. Non-registered Shareholders should visit our website at https://www.aptose.com/investors/news-events/ir-calendar to obtain additional instructions on how to vote online during the Meeting.

Non-registered Shareholders who wish to appoint themselves as a proxy holder in order to attend the Meeting virtually or who wish to appoint a proxyholder other than a management representative to represent them at the online Meeting must submit their VIF prior to registering themselves or their proxyholder, as applicable. Registering themselves or the proxyholder, as applicable, is an additional step once a non-registered Shareholder has submitted their VIF. Failure to register themselves or another person other than a management representative as duly appointed proxyholder will result in the non-registered Shareholder or the proxyholder not receiving a Username to participate in the Meeting. To register a proxyholder (be it themselves or another person other than a management representative), non-registered Shareholders must visit https://www.computershare.com/aptose by 1:00 p.m. (Eastern time) on August 13, 2024 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting, and provide Computershare with their information or their proxyholder’s contact information, as applicable, so that Computershare may provide them or the proxyholder, as applicable, with a Username via email. Without a Username, non-registered Shareholders who appointed themselves as proxyholders and proxyholders will only be able to attend the Meeting as “Guests” and will not be able to vote or ask questions at the Meeting.

Or

2.

Form of Proxy. A registered Shareholder will receive a form of proxy to be completed, signed and returned in accordance with the directions on the form, if the registered Shareholder does not wish to attend and vote at the Meeting virtually (or have another person attend and vote on the registered Shareholder’s behalf).

Registered Shareholders who wish to appoint a proxyholder other than a management representative to represent them at the online Meeting must submit their form of proxy prior to registering their proxyholder. Registering the proxyholder is an additional step once a registered Shareholder has submitted their proxy. Failure to register a duly appointed proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting. To register a proxyholder, registered Shareholders must visit https://www.computershare.com/aptose by 1:00 p.m. (Eastern time) on August 13, 2024 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting, and provide Computershare with their proxyholder’s contact information, so that Computershare may provide the proxyholder with a Username via email. Without a Username, proxyholders will only be able to attend the Meeting as “Guests” and will not be able to vote or ask questions at the Meeting.

Registered Shareholders may also attend and vote at the Meeting. Registered Shareholders wishing to attend the Meeting virtually should visit our website at https://www.aptose.com/investors/news-events/ir-calendar to obtain additional instructions on how to vote online during the Meeting. The 15-digit control number provided on the registered Shareholder’s form of proxy will be required.

Less frequently, a non-registered Shareholder will receive, as part of the proxy materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile or stamped signature), which is restricted as to the number of Shares beneficially owned by the non-registered Shareholder, but which is otherwise uncompleted. If the non-registered Shareholder does not wish to attend and vote at the Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must complete the form of proxy and deposit it with Computershare, 100 University Avenue, 8th Floor, Toronto, Canada, M5J 2Y1 as described above.

If a non-registered Shareholder wishes to attend and vote at the Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must strike out the names of the persons named in the proxy and if they intend to participate in the Meeting virtually, insert the non-registered Shareholder’s (or such other person’s) name in the blank space provided. The non-registered Shareholder must then register themselves or the other person, as applicable, as proxyholder. Registering themselves or the other person, as applicable, is an additional step once a non-registered Shareholder has submitted their completed form of proxy. Failure to register themselves or the other person, as applicable, as duly appointed proxyholder will result in the non-registered Shareholder or the proxyholder, as applicable, not receiving a Username to participate in the online Meeting. To register a proxyholder (be it themselves or another person), non-registered Shareholders must visit https://www.computershare.com/aptose by 1:00 p.m. (Eastern time) on August 13, 2024 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting, and provide Computershare with their information or their proxyholder’s contact information, as applicable, so that Computershare may provide them or the proxyholder, as applicable, with a Username via email. Without a Username, non-registered Shareholders who appointed themselves as proxyholders and proxyholders will only be able to attend the Meeting as “Guests” and will not be able to vote or ask questions at the Meeting.

3.

United States non-registered (beneficial) Shareholders. If a non-registered Shareholder in the United States wishes to attend and vote at the online Meeting, they must first obtain a valid legal proxy from their broker, bank or other agent and then register in advance to attend the Meeting. The U.S. non-registered Shareholder should follow the instructions from their broker or bank included with these proxy materials, or contact their broker or bank to request a legal form of proxy. After first obtaining a valid legal proxy from their broker, bank or other agent, the U.S. non-registered Shareholder must then register to attend the online Meeting by submitting a copy of their legal proxy to Computershare. Requests for registration should be directed to:

Computershare

100 University Avenue

8th Floor

Toronto, OntarioM5J 2Y1

OR

Email at: uslegalproxy@computershare.com

Requests for registration must be labelled as “Legal Proxy” and be received no later than by 1:00 p.m. (Eastern time) on August 13, 2024. U.S. non-registered Shareholders will receive a confirmation of their registration by email receipt of their registration materials by Computershare. U.S. non-registered Shareholders will then be able to attend the Meeting and vote and ask questions at web.lumiagm.com/     . U.S. non-registered Shareholders are required to register their appointment at www.computershare.com/appointee. If U.S. non-registered Shareholders do not follow the procedures set out above, they will only be able to attend the Meeting virtually as “Guests” and will not be able to vote or ask questions at the online Meeting.

Shareholders should follow the instructions on the forms they receive, and non-registered Shareholders should contact their intermediaries promptly if they need assistance.

How do I request a copy of proxy materials?

To request a printed copy of the proxy materials, please contact your broker, if you are a non-registered Shareholder, or if you are a registered Shareholder, contact our Senior Vice President, Chief Financial Officer, Chief Business Officer and Corporate Secretary at Aptose Biosciences Inc., Suite 120, 12770 High Bluff Drive, San Diego, California, telephone: 858-926-2730.

The proxy materials are being sent or made available to both registered and non-registered owners of Shares. The Corporation is sending proxy materials indirectly to non-objecting beneficial owners (as defined in National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)). The Corporation intends to pay for intermediaries to forward to objecting beneficial owners (as defined in NI 54-101) the proxy materials.

What am I voting on at the Meeting?

The following items of business will be covered at the Meeting:

1.	Proposal No. 1 – passing a resolution approving the issuance of common shares of the Corporation underlying certain warrants (“Warrant Shares”); and

2.

Proposal No. 2 – passing a resolution approving one or more adjournments of the Meeting, if necessary or appropriate, if a quorum is present, to permit further solicitation of proxies if there are not sufficient votes at the time of the Meeting to approve Proposal No. 1; and

3.	Transacting such other business as may be properly brought before the Meeting.

As of the date of this Proxy Statement, the Board is not aware of any such other business.

How does the Board recommend that I vote?

Our Board recommends that each Shareholder vote “FOR” Proposals No. 1 and No. 2.

What votes may I cast with regard to each Proposals

You can choose to vote “For”, “Against” or “Abstain”, for Proposals No. 1 and No. 2. The Shares represented by the form of proxy will be voted in accordance with the instructions of the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the Shares will be voted accordingly.

If you return your form of proxy and do not tell us how you want to vote your Shares, your Shares will be voted in accordance with Board recommendations for each proposal by the management representatives named in the form of proxy.

The enclosed form of proxy confers discretionary authority upon the management representatives designated in the form of proxy with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting. At the date of this Proxy Statement, management of the Corporation knows of no such amendments, variations or other matters.

What vote is required in order to approve each Proposal?

•

Proposal No. 1: The affirmative vote of the Holders of a majority of votes cast on Proposal No. 1 (other than votes cast by the Investor (as defined below)), which includes those present virtually or represented by proxy and entitled to vote on the matter is necessary to approve the authorization of the issuance of Warrant Shares underlying certain warrants in accordance with Nasdaq Listing Rule 5635(d). Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.

•

Proposal No. 2: The approval of one or more adjournments of the Meeting requires a majority of the votes cast at the Meeting, and votes cast only include those votes cast “For” or “Against” the proposal. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.

What impact does an “Abstain” vote have?

If you select “Abstain,” your vote will have no effect on the votes cast for the purposes of approving each Proposal.

What is the effect if I do not cast my vote?

If, as a registered Shareholder, you do not cast your vote at the Meeting or by proxy, no votes will be cast on your behalf on any of the Proposals.

If you are a U.S. beneficial Shareholder with an intermediary, you must instruct your U.S. intermediary how to vote your shares. If, as a U.S. non-registered or beneficial Shareholder, you do not instruct your intermediary on how to vote on any of the Proposals at the Meeting, the intermediary does not have discretionary authority to vote your shares on Proposal No. 1 or any unusual item, so a “broker non-vote” will be recorded with respect to such item. Broker non-votes will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the Meeting.

How do I change my vote?

A registered Shareholder who has given a proxy may revoke that proxy and change a vote by:

(a)	completing and signing a proxy bearing a later date and depositing it with Computershare as described above;

(b)

depositing an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing at our registered office located at 66 Wellington Street West, Suite 5300, TD Bank Tower Box 48, Toronto ON M5K 1E6, Canada at any time before 1:00 p.m. (Eastern time) on August 13, 2024, or on the last business day before any adjournment of the Meeting at which the proxy is to be used;

(c)	using your 15-digit control number and voting online at the Meeting; or

(d)	in any other manner permitted by law.

A non-registered or beneficial Shareholder may revoke a voting instruction form or a waiver of the right to receive proxy materials and to vote given to an intermediary or to the Corporation, as the case may be, at any time by written notice to the intermediary or the Corporation, except that neither an intermediary nor the Corporation is required to act on a revocation of a voting instruction form or on a waiver of the right to receive materials and to vote that is not received by such intermediary or the Corporation, at least seven days prior to the Meeting.

What does it mean if I receive more than one set of proxy materials?

This means that you own Shares that are registered under different accounts. For example, you may own some Shares directly as a registered Shareholder and other Shares as a non-registered beneficial Shareholder through an intermediary, or you may own Shares through more than one such organization. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to complete and return all forms of proxy and VIFs in order to vote all of the Shares you own. Please make sure you return each form of proxy or VIF in the accompanying return envelope. You may also vote by Internet, telephone, facsimile or email, as applicable, by following the instructions on your proxy materials.

Who is soliciting the proxies, how will proxies be solicited and who will pay the cost of the proxy solicitation?

Aptose is soliciting proxies to be used at the Meeting. The solicitation of proxies will be primarily by mail, but Aptose’s directors, officers and regular employees may also solicit proxies personally or by telephone. Aptose will bear all costs of the solicitation, including the printing, handling and mailing of the Meeting materials. Aptose has arranged for intermediaries to forward the Meeting materials to non-registered or beneficial Shareholders of record, and Aptose may reimburse the intermediaries for their reasonable fees and disbursements in that regard.

What if amendments are made to the Proposals or if other matters are brought before the Meeting?

With respect to any amendments or variations in any of the Proposals, or any other matters which may properly come before the Meeting, the Shares will be voted by the appointed proxyholder as he or she in their sole discretion sees fit.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

Who will tabulate the votes?

We currently expect that Computershare will tabulate the votes, and the secretary of the Meeting will be our inspector of elections for the Meeting.

When will voting results be disclosed?

Preliminary voting results will be announced at the Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR+ at www.sedarplus.ca promptly following the Meeting, and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at www.sec.gov within four business days of the Meeting.

Whom do I contact if I have questions regarding the Meeting?

If you have any questions or require assistance in voting your Shares, please call Mr. Fletcher Payne, Senior Vice President, Chief Financial Officer, Chief Business Officer and Corporate Secretary, at 858-926-2730.

Who may adjourn the Meeting?

The Meeting may be adjourned to any other time and any other place by the Shareholders who attend the Meeting or who are represented at the Meeting and entitled to vote even when such Shareholders do not constitute a quorum.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and are subject to the safe harbor created by those sections. This Proxy Statement also contains “forward-looking information” within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “potential,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “contemplate” and “continue”, the negative of these words, other words and terms of similar meaning and the use of future dates. Forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses as well as matters specific to us.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by our forward-looking statements. For us, particular uncertainties and risks include those described in our filings with the Securities and Exchange Commission (the “SEC”), including our most recent Annual Report on Form 10-K for the year ended December 31, 2023. A copy of this document can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR+ at www.sedarplus.ca; however we will promptly provide a copy of this document to any Shareholder of the Corporation free of charge upon request. All forward-looking statements in this Proxy Statement speak only as of the date of this Proxy Statement and are based on our current beliefs and expectations. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

As of the record date, July 15, 2024,      Shares are issued and outstanding. Each holder of Shares of record at the close of business on July 15, 2024 will be entitled to one vote for each Share held on all matters proposed to come before the Meeting, except to the extent that the Shareholder has transferred any Shares after the record date and the transferee of such Shares establishes ownership of them and makes a written demand, not later than 10 days prior to the Meeting, to be included in the list of Shareholders entitled to vote at the Meeting, in which case the transferee will be entitled to vote such Shares.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,

MANAGEMENT AND DIRECTORS

The table below sets forth information known to us regarding the beneficial ownership of our Shares as of     for:

•	each person the Corporation believes beneficially holds more than 5% of our outstanding Shares based solely on our review of SEC filings;

•	each of our directors;

•	each of our executive officers; and

•	all of our directors and executive officers as a group.

The number of Shares beneficially owned by a person includes shares subject to options held by that person that are currently exercisable or that become exercisable within 60 days of July 15, 2024. Percentage calculations assume, for each person and group, that all Shares that may be acquired by such person or group pursuant to options currently exercisable or that become exercisable within 60 days of     are outstanding for the purpose of computing the percentage of Shares owned by such person or group. However, such unissued Shares described above are not deemed to be outstanding for calculating the percentage of Shares owned by any other person.

Except as otherwise indicated, the persons in the table below have sole voting and investment power with respect to all Shares shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the notes to the table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Named Executive Officers and Directors
Carol G. Ashe	21,163	*
Dr. Rafael Bejar	123,053	*
Dr. Denis Burger	34,427	*
Fletcher Payne	58,443	*
Dr. Erich Platzer	64,161	*
Dr. William G. Rice	326,379	2.03
Dr. Bernd R. Seizinger	22,832	*
Mark D. Vincent	32,994	*
Warren Whitehead	30,662	*
All Executive Officers and Directors as a Group (9 persons)	714,114	4.43
Beneficial Owners of More Than 5%
Hanmi Pharmaceuticals Co., Ltd.(2)	2,989,415	18.56

*	Does not exceed one percent of Shares outstanding
(1)	Includes for the persons listed below the following Shares subject to options held by such persons that are currently exercisable or become exercisable within 60 days of :

Ms. Carol G. Ashe: 21,163; Dr. Rafael Bejar: 115,720; Dr. Denis Burger: 32,983; Mr. Fletcher Payne: 51,111; Dr. Erich Platzer: 30,495; Dr. William G. Rice: 292,163; Dr. Bernd R. Seizinger: 5,832; Dr. Mark Vincent: 32,561; and Mr. Warren Whitehead: 29,662.

(2)

Based on information contained in a schedule 13D/A filed with the SEC on April 26, 2024 by Hanmi. Hanmi also owns common share purchase warrants which, when exercised, will increase the number of Shares beneficially owned by Hanmi.

PROPOSAL NO. 1 — AUTHORIZATION OF THE ISSUANCE OF WARRANT SHARES

UNDERLYING CERTAIN WARRANTS

We are asking Shareholders to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of Warrant Shares in an amount equal to or in excess of 20% of the Shares outstanding immediately prior the issuance of such warrants issued pursuant to that certain securities purchase agreement dated as of May 30, 2024 (“Purchase Agreement”) by and among the Corporation and certain institutional and accredited investors (the “Investor”) in connection with the Corporation’s registered direct offering (“Registered Direct Offering”) and private placement (“Private Placement”) which closed on June 3, 2024.

Purchase Agreement

On May 30, 2024, we entered into the Purchase Agreement relating to the resale by certain selling Shareholders, from time to time of up to 7,902,750 Warrant Shares, no par value per share, which consists of (i) 3,855,000, Warrant Shares issuable upon the exercise of series A warrants (the “Series A Warrants”), with an exercise price of $1.15 per share, (ii) 3,855,000 Warrant Shares issuable upon the exercise of series B warrants (the “Series B Warrants”), with an exercise price of $1.15 per share; and (iii) 192,750 Warrant Shares issuable upon the exercise of placement agent warrants (the “Placement Agent Warrants”, and together with the Series A Warrants and Series B Warrants, the “Warrants”), with an exercise price of $1.4375 per share, issued to H.C. Wainwright & Co., LLC as compensation in connection with the Private Placement and Registered Direct Offering.

The gross proceeds received by us from the Purchase Agreement were approximately $4.43 million, before deducting the placement agent’s fees and other offering expenses. We intend to use the net proceeds from the Purchase Agreement for working capital and general corporate purposes.

Warrants

The Warrants will be exercisable beginning on the effective date of shareholder approval of the issuance of the Warrant Shares issuable upon exercise of such Warrants (“Shareholder Approval”). The Series A Warrants will expire five years from the date of Shareholder Approval, the Series B Warrants will expire eighteen months from the date of Shareholder Approval, and the Placement Agent Warrants will expire on May 30, 2029.

Vote Required

The affirmative vote of the Holders of a majority of votes cast on Proposal No. 1 (other than the votes cast by the Investor), which includes those present virtually or represented by proxy and entitled to vote on the matter is necessary to approve the proposal. Broker non-votes will not affect whether this proposal is approved, but abstentions will have the same effect as a vote against the proposal.

Unless you have specified in the enclosed form of proxy that the votes attaching to the Shares represented by the proxy are to be voted against Proposal No. 1 on any ballot that may be called for, the management representatives designated in the enclosed form of proxy intend to vote the Shares in respect of which they are appointed proxy FOR Proposal No. 1.

Further Information

The terms of the Purchase Agreement are only briefly summarized above. For further information, please refer to the form of the Purchase Agreement, which is filed with the SEC as exhibits to our Current Report on Form 8-K, filed with the SEC on May 30, 2024. The discussion herein is qualified in its entirety by reference to the filed documents.

Reasons for the Proposal No. 1

Our Shares are listed on The Nasdaq Global Market and trade under the ticker symbol “APTO.” Nasdaq Listing Rule 5635(d) requires shareholder approval of transactions other than public offerings of greater than 20% of the outstanding common shares or voting power of the issuer prior to the transaction. In determining whether an offering qualifies as a public offering, Nasdaq considers all relevant factors, including the extent of any discount to market price. In determining discount, Nasdaq generally attributes a value of $0.125 for each warrant offered with a share of common stock, which value is generally deemed to be a discount. In order to ensure that the issuance of the Warrants qualified as a public offering under Rule 5635(d) due to the value attributable to the Warrants, the Warrants provide that they may not be exercised, and therefore have no value, until shareholder approval of their exercise is obtained.

Potential Consequences if Proposal No. 1 is Not Approved

The Board is not seeking the approval of our Shareholders to authorize our entry into or consummation of the transactions contemplated by the Purchase Agreement, as the transactions have already been consummated and the Warrants have already been issued. We are only asking for approval to issue the Shares underlying the Warrants upon exercise thereof.

The failure of our Shareholders to approve this Proposal No. 1 will mean that: (i) we cannot permit the exercise of the Warrants and (ii) may incur substantial additional costs and expenses.

If the Warrants cannot be exercised, we will not receive the net proceeds of any Warrants exercised for cash in the future. We currently expect to use such net proceeds, if any, for working capital and general corporate purposes.

Additionally, in connection with the Purchase Agreement, we agreed to seek shareholder approval every 90 days until our shareholders approve the issuance of the shares underlying the Warrants. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations and advance our clinical development plans. Based on the terms of the Warrants and the Purchase Agreement, we would potentially have to hold upwards of 4 meetings each year until this proposal is approved. The expense of holding an indeterminate number of meetings would require us to allocate substantial company resources to meet this obligation which would impact our ability to conduct our development activities and other critical activities.

Potential Adverse Effects of the Approval of Proposal No. 1

If this Proposal No. 1 is approved, existing Shareholders will suffer dilution in their ownership interests in the future upon the issuance of the Warrant Shares. Assuming the full exercise of the Warrants, an aggregate of 7,902,750 additional Shares will be outstanding, and the ownership interest of our existing Shareholders would be correspondingly reduced. In addition, the sale into the public market of these Shares also could materially and adversely affect the market price of our Shares.

Board Recommendation

The Board unanimously recommends a vote “FOR” the authorization, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of Warrant Shares underlying certain Warrants.

PROPOSAL NO. 2—APPROVAL TO ADJOURN THE MEETING, IF NECESSARY, TO

SOLICIT ADDITIONAL PROXIES

At the Meeting, Shareholders will be asked to authorize the Corporation to adjourn the Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve Proposal No. 1 described in this Proxy Statement at the Meeting (the “Adjournment Proposal”). If the Shareholders do not approve such proposal, the presiding officer of the Meeting could adjourn the Meeting without a vote on Proposal No. 1 to solicit additional proxies and/or to seek to convince Shareholders to change their votes in favor of such proposal.

If it is necessary or advisable to adjourn the Meeting, no notice of any adjournment of less than 30 days is required to be given if the time and place of the adjourned Meeting, and the means of remote communication, if any, by which Shareholders and proxyholders may be deemed to be present and to vote at such adjourned Meeting, are announced at the Meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned Meeting. At the adjourned Meeting, Aptose may transact any business which might have been transacted at the original Meeting.

Votes Required

The affirmative vote of the Holders of a majority of votes cast on Proposal No. 1, which includes those present virtually or represented by proxy and entitled to vote on the matter is necessary to approve the proposal. Broker non-votes will not affect whether this proposal is approved, but abstentions will have the same effect as a vote against the proposal.

Unless you have specified in the enclosed form of proxy that the votes attaching to the Shares represented by the proxy are to be voted against the Adjournment Proposal on any ballot that may be called for, the management representatives designated in the enclosed form of proxy intend to vote the Shares in respect of which they are appointed proxy FOR the Adjournment Proposal.

Board Recommendation

The Board unanimously recommends a vote “FOR” the Adjournment Proposal.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Corporation, none of the persons who have been directors or executive officers of the Corporation at any time since January 1, 2023, and none of the associates or affiliates of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter scheduled to be acted upon at the Meeting.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers and all persons who beneficially own more than 10 percent of our outstanding Shares to file with the SEC initial reports of changes in ownership of our Shares. To our knowledge, based on a review of the copies of such reports and amendments to such reports furnished to us with respect to the year ended December 31, 2023, and based on written representations by our directors and executive officers, all required Section 16(a) reports under the Exchange Act for our directors, executive officers, and beneficial owners of greater than 10 percent of our Shares were filed on a timely basis during the year ended December 31, 2023.

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Notice of Internet Availability of Proxy Materials, proxy materials or annual report to Shareholders may have been sent to multiple Shareholders in each household unless otherwise instructed by such Shareholders. We will deliver promptly a separate copy of these documents to any Shareholder upon written or oral request to our Senior Vice President, Chief Financial Officer, Chief Business Officer and Corporate Secretary at Aptose Biosciences Inc., Suite 120, 12770 High Bluff Drive, San Diego, California, telephone: 858-926-2730. Any Shareholder who wants to receive separate copies of our Notice of Internet Availability of Proxy Materials, proxy materials or annual report to Shareholders in the future, or any Shareholders who is receiving multiple copies and would like to receive only one copy per household, should contact the Shareholder’s bank, broker, or other nominee record holder, or the Shareholder may contact us at the above address and phone number.

DIRECTORS AND OFFICERS’ LIABILITY

We purchase and maintain liability insurance for the benefit of directors and officers to cover liability incurred by such person in such capacities. The policy provides for coverage in the amount of $30,000,000. The annual premium payable by the Corporation for directors’ and officers’ liability insurance for the year ended December 31, 2023 was approximately $864,000.

ADDITIONAL INFORMATION

Additional information relating to us, including our most current Annual Report on Form 10-K (together with documents incorporated therein by reference), our consolidated financial statements for the year ended December 31, 2023, the report of the independent registered public accounting firm thereon, and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2023 can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR+ at www.sedarplus.ca Copies of those documents are available upon written request to the Senior Vice President, Chief Financial Officer, Chief Business Officer and Corporate Secretary at Aptose Biosciences Inc., Suite 120, 12770 High Bluff Drive, San Diego, California, free of charge to our securityholders. Our financial information is provided in our consolidated financial statements for the year ended December 31, 2023 and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2023.

DIRECTORS’ APPROVAL

The contents and sending of this Proxy Statement have been approved by our directors.

(signed) William G. Rice, Ph.D.

Chairman, President and Chief Executive Officer

July    , 2024

8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

LORQ 000001
SAM SAMPLE
123 SAMPLES STREET	Security Class
SAMPLETOWN SS X9X X9X	COMMON
CANADA
Holder Account Number
	C9999999999	IND

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Form of Proxy - Special Meeting of Shareholders to be held on August 15, 2024

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.  Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.  If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.  This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.  If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.

5.  The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.

6.  The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.  This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.

8.  This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 1:00 pm, Eastern Daylight Time, on August 13, 2024.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now.	• You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.	• You can attend the meeting virtually by visiting the URL provided on the back of this document.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

LORQ_PRX_366711/000001/000001/i

SAM SAMPLE	C9999999999 IND C05

Appointment of Proxyholder
I/We being holder(s) of securities of Aptose Biosciences Inc. (the “Corporation”) hereby appoint: William G. Rice, or failing this person, Denis Burger (the “Management Nominees”)	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/aptose and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Special Meeting of shareholders of the Corporation to be held on August 15, 2024 at 1:00 pm, Eastern Daylight Time, by live webcast accessible directly online at https://web.lumiagm.com/XXXXXXX (the “Meeting”) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against	Abstain
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1. Approval of Nasdaq 20% Issuance Proposal	☐	☐	☐

Approving the potential issuance of common shares of the Corporation (the “Shares”) to the holders of certain warrants in excess of 19.99% of the outstanding Shares pursuant to the Nasdaq Listing Rules.

	For	Against	Abstain

2. Multiple Adjournments	☐	☐	☐
Approving one or more adjournments of the Meeting, if necessary or appropriate, if a quorum is present, to permit further solicitation of proxies if there are not sufficient votes at the time of the Meeting to approve Proposal No. 1.

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Signature of Proxyholder	Signature(s)	Date
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.		DD/MM/YY

L O R Q	3 6 6 7 1 1	3 A P R	A R 0	9 9 9 9 9